                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                                 (RULE 14a-101)

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ]  Preliminary Proxy Statement.

     [ ]  Confidential, for Use of the Commission Only
          (as permitted by Rule 14a-6(e)(2)).

     [X]  Definitive Proxy Statement.

     [ ]  Definitive Additional Materials.

     [ ]  Soliciting Material Pursuant to Rule 14a-12

                               Apco Argentina Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)  Total fee paid:

--------------------------------------------------------------------------------

     [ ]  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

--------------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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


                               APCO ARGENTINA INC.

                       CAYMAN INTERNATIONAL TRUST BUILDING
                               POST OFFICE BOX 309
                              ALBERT PANTON STREET
                            GEORGE TOWN, GRAND CAYMAN
                       CAYMAN ISLANDS, BRITISH WEST INDIES

                NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

                          TO BE HELD SEPTEMBER 17, 2003

TO THE HOLDERS OF ORDINARY SHARES:

         NOTICE IS HEREBY GIVEN that the Annual General Meeting of Shareholders of Apco Argentina Inc. (the "Company") will be held on September 17, 2003, at 8:30 a.m. local time, in the Seville II Room of the Renaissance Hotel at 6808 South 107th East Avenue Tulsa, Oklahoma 74133, for the following purposes:

         (1) To elect two directors to the Board of Directors of the Company;

         (2) To ratify the selection of Ernst & Young LLP as the independent auditor of the Company for 2003; and

         (3) To consider and act upon such other matters as may properly come before the Annual General Meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on August 11, 2003, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual General Meeting or any adjournment thereof.

August 12, 2003

                                       By Order of the Board of Directors
                                                   Brian K. Shore
                                                      Secretary

--------------------------------------------------------------------------------

                       IMPORTANT -- YOUR PROXY IS ENCLOSED

                  Even if you intend to be present at the Annual General Meeting, please sign, date and return the accompanying proxy promptly so that your shares may be represented and voted at the meeting. A return envelope is enclosed for this purpose.


--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS......................................1

PROXY STATEMENT...............................................................3

SOLICITATION AND REVOCATION OF PROXIES AND VOTING.............................3

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT................4

PROPOSAL I - ELECTION OF DIRECTORS............................................6

COMPENSATION OF DIRECTORS....................................................10

EXECUTIVE COMPENSATION AND OTHER INFORMATION.................................10

SHAREHOLDER RETURN PERFORMANCE PRESENTATION..................................10

PROPOSAL 2 - SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS.....................11

SHAREHOLDERS PROPOSALS FOR 2004..............................................12

OTHER MATTERS................................................................12

APPENDIX A - AUDIT COMMITTEE CHARTER........................................A-1

                               APCO ARGENTINA INC.

                       CAYMAN INTERNATIONAL TRUST BUILDING
                               POST OFFICE BOX 309
                              ALBERT PANTON STREET
                            GEORGE TOWN, GRAND CAYMAN
                       CAYMAN ISLANDS, BRITISH WEST INDIES

                                 PROXY STATEMENT
                 FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 17, 2003

         This Proxy Statement is furnished by Apco Argentina Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the 2003 Annual General Meeting of Shareholders of the Company to be held at the time and place and for the purposes set forth in the foregoing Notice of Annual General Meeting of Shareholders and at any and all adjournments of said meeting. This Proxy Statement and accompanying proxy were first mailed to shareholders on or about August 15, 2002.

                SOLICITATION AND REVOCATION OF PROXIES AND VOTING

         Properly executed proxies in the accompanying form, received in due time and not previously revoked, will be voted at the Annual General Meeting or any adjournment thereof as specified therein by the person giving the proxy, but if no specification is made, the shares represented by proxy will be voted as recommended by the Board of Directors. Execution and return of the proxy will not in any way affect a shareholder's right to attend the Annual General Meeting and to vote in person. A shareholder submitting a proxy has the power to revoke it at any time before it is exercised. The proxy may be revoked prior to its exercise by delivering written notice of revocation to the Secretary of the Company, by executing a later dated proxy, or by attending the meeting and voting in person.

         The expenses of this proxy solicitation, including the cost of preparing and mailing the Proxy Statement and proxy, will be paid by the Company. Such expenses may also include the charges and expenses of banks, brokerage firms and other custodians, nominees or fiduciaries for forwarding proxies and proxy material to beneficial owners of the Company's Ordinary Shares. The Company expects to solicit proxies primarily by mail, but directors, officers, employees and agents of the Company may also solicit proxies in person or by telephone or by other electronic means. In addition, the Company has retained Morrow & Co., Inc. to assist in the solicitation of proxies for which the Company will pay an estimated $1,500 in fees, plus expenses and disbursements.

         The presence, in person or by proxy, of a majority of the outstanding Ordinary Shares entitled to vote at the Annual General Meeting shall constitute a quorum for the transaction of business. A quorum being present, all proposals to be voted on at the Annual General Meeting will be decided by a majority of the votes cast by the shareholders entitled to vote thereon unless the proposal relates to matters on which more than a majority vote is required under the Company's Memorandum of Association, its Articles of Association or the laws of the Cayman Islands, under whose laws the Company is incorporated.

         A shareholder may, with respect to the election of directors: (i) vote for the election of the nominees named herein or (ii) withhold authority to vote for such nominees. With respect to each other matter to be voted upon, a shareholder may: (i) vote for the matter, (ii) vote against the matter, or (iii) abstain from voting on the matter.

         A proxy may indicate that all or a portion of the shares represented by such proxy are not being voted with respect to a particular matter. This could occur, for example, when a broker is not permitted to vote stock held in the broker's name on certain matters in the absence of instructions from the beneficial owner of such stock. Such shares are considered present at the meeting when voted for other purposes and will count for purposes of determining the presence of a quorum. However, such nonvoted shares have the legal effect of a vote against proposals on which voting instructions are not received. Abstaining from voting on a matter also has the legal effect of voting against such matter.

         As a matter of policy, proxies and voting tabulations that identify individual shareholders are kept confidential. Such documents are only made available to those who process the proxy cards, tabulate the vote and serve as inspectors of election and certain employees of the Company responsible for the Annual General Meeting. The vote of any shareholder is not disclosed except as may be necessary to meet legal requirements.

         Only holders of the Company's Ordinary Shares of record at the close of business on August 11, 2003, will be entitled to receive notice of and to vote at the Annual General Meeting. The Company had 7,360,311 Ordinary Shares outstanding on the record date and each share is entitled to one vote.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The Company's directors and executive officers do not own, directly or beneficially, any of the Company's Ordinary Shares, other than directors' qualifying shares. The following table sets forth the number of Ordinary Shares of the Company and the percentage represented by such number of each person who is known to the Company to own beneficially five percent or more of the Company's Ordinary Shares as of July 31, 2003. Certain information in the table was obtained from filings made with the United States Securities and Exchange Commission (the "SEC").

NAME OF BENEFICIAL OWNER          NUMBER OF ORDINARY SHARES    PERCENT OF CLASS
------------------------          -------------------------    ----------------
The Williams Companies, Inc.            5,075,398(1)(2)               68.96%

Williams Global Energy
(Cayman) Limited                        5,075,398(2)                  68.96%

Lehman Brothers  Holdings Inc.            584,537(3)                   7.94%

(1) Includes 5,075,398 Ordinary Shares held of record by Williams Global Energy (Cayman) Limited.

(2) Williams Global Energy (Cayman) Limited is an indirect wholly-owned subsidiary of Williams International Company, which is a direct wholly-owned subsidiary of The Williams Companies, Inc. As a result, The Williams Companies, Inc. may be deemed to be the beneficial owner of the shares held by Williams Global Energy under the rules and regulations of the SEC. The address of both of these companies is One Williams Center, Tulsa, Oklahoma 74172.

(3) A filing with the SEC dated February 14, 2003 indicates that Lehman Brothers Holdings Inc. ("Holdings") and Lehman Brothers Inc. ("LBI") beneficially hold these shares. The filing further indicates that LBI, a subsidiary of Holdings, is the owner of record of the shares and Holdings may be deemed to be the beneficial owner of the shares held by LBI under the rules and regulations of the SEC. The address of LBI and Holdings is 745 Seventh Avenue, New York, New York 10019.

         The following table sets forth, as of July 31, 2003, the number of shares of Common Stock of The Williams Companies, Inc. beneficially owned by each of the Company's directors and executive officers serving at the end of the last fiscal year and by all such directors and executive officers as a group.

NAME OF INDIVIDUAL OR GROUP            SHARES OF COMMON STOCK   PERCENT OF CLASS
---------------------------            ----------------------   ----------------
Keith E. Bailey                              2,371,551(1)(2)            *

Randy L. Barnard                                81,232(2)               *

Thomas Bueno                                    66,031(2)               *

Landy L. Fullmer                                48,180(2)               *

Bryan K. Guderian                               69,873(2)               *

Ralph A. Hill                                  219,282(2)               *

Robert J. LaFortune                             73,192(1)(2)            *

Piero Ruffinengo                                     0                  *

John H. Williams                               971,562(1)               *

All directors and executive officers         3,900,903(1)(2)            *
as a group (9 persons)

* Less than one percent.

(1) Includes shares held in trust as follows: Mr. Bailey, 338,989 shares, 311,189 shares of which Mr. Bailey has sole voting and investment power and 27,800 shares of which he has shared voting and investment power; Mr. LaFortune, 55,346 shares of which he has sole voting and investment power, and Mr. Williams, 970,860 shares of which he has sole voting and investment power.

(2) Includes shares which represent stock options granted under The Williams Companies Inc.'s stock option plans and/or deferred compensation granted pursuant to the terms of Williams' incentive and investment plans. These stock options and/or deferred compensation are exercisable or subject to the right of conversion within 60 days and deemed to be beneficially owned by the following individuals pursuant to the rules and regulations of the SEC: Mr. Bailey, 381,243; Mr. Barnard, 61,223: Mr. Bueno 52,547; Mr. LaFortune, 15,255; Mr.
Fullmer, 30,143; Mr. Hill, 189,075; and Mr. Guderian, 56,844. The shares subject to option or conversion cannot be voted or invested.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

         The Company's Articles of Association provide for a Board of Directors of not less than three and not more than nine persons. The Articles of Association also provide that at each Annual General Meeting of shareholders one-third of the directors, or if their number is not three or a multiple of three, then the number nearest one-third, shall retire from office. The directors to retire in every year are those who have been longest in office since their last election and retiring directors are eligible to be re-elected as directors. Between persons who become directors on the same day those to retire are determined by lot unless they otherwise agree among themselves as to who will retire. Directors appointed by the Board of Directors to fill a vacancy or as an addition to the existing directors hold office until the next following annual meeting of shareholders and are not taken into account in determining the directors who are to retire by rotation as described above. Messrs. Keith E. Bailey, Ralph A. Hill, Bryan K. Guderian, Piero Ruffinengo, and John H. Williams were last elected as directors of the Company at the Annual General Meeting of Shareholders held in September 2002. The number of directors constituting the total number of members is currently fixed at seven. The terms of Messrs. Randy Barnard and Robert J. LaFortune will expire at the 2003 Annual General Meeting of Shareholders.

         Messrs. Randy Barnard and Robert J. LaFortune have been nominated to be elected as directors at the Annual General Meeting. Messrs. Ralph A. Hill, Keith
E. Bailey, Piero Ruffinengo, Bryan K. Guderian, and John H. Williams will continue to serve as directors in accordance with their prior election.

         The persons named as proxies in the accompanying proxy, who have been designated by the Board of Directors, intend to vote, unless otherwise instructed in such proxy, for the election of Messrs. Randy Barnard and Robert
J. LaFortune. Should Messrs. Barnard and LaFortune become unable for any reason to stand for election as a director of the Company, the Company intends that the persons named in the proxy will vote for the election of such other person or persons as the Board of Directors may propose to replace such nominee. The Company knows of no reason why Messrs. Barnard and LaFortune will be unavailable or unable to serve.

         Directors of the Company will be elected by an affirmative vote of a majority of the votes cast by holders of outstanding Ordinary Shares present in person or represented by proxy at the Annual General Meeting.

         THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED HEREIN FOR DIRECTOR.

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

Randy L. Barnard, age 45

         Director since 2001. Mr. Barnard currently serves as Vice President - Operations of The Williams Companies, Inc.'s Gas Pipeline unit. He has served as President and General Manager of Williams International Company, a subsidiary of Williams that develops, builds, manages, and invests in international physical energy assets, since September 2000. He served as Chairman of the Board, Chief Executive Officer, and President of the Company from August 2001 to April 2002, Venezuelan Country Manager for Williams International Company, a subsidiary of Williams, from 1997 through September 2000, and the Managing Director of Business Development for Latin America for Williams International Company, from 1996 to 1997. Mr. Barnard also served as a director of Petrolera Perez Companc S.A., from 2001 to April 2003.

Robert J. LaFortune, age 76

         Director since 1998. Mr. LaFortune is self-employed and manages personal investments. He is also a director of Bank of Oklahoma Financial Corporation. Mr. LaFortune is a former mayor of the City of Tulsa and served as a director of The Williams Companies, Inc. from 1978 to 1999.

MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

Keith E. Bailey, age 61

         Director since May 2002. Mr. Bailey has served as a director of AEGIS Insurance Services Inc. since 2001. He served as Chairman of the Board of Directors and Chief Executive Officer of The Williams Companies, Inc. from 1994 until 2002. Mr. Bailey previously served as a director of the Company from 1987 to 1998, as the Company's Chairman of the Board from 1992 to 1996, and as a director of Petrolera Perez Companc S.A. from 1988 to 1999. Mr. Bailey also served as President of Williams from 1992 to 1994 and as Executive Vice President of that company from 1986 to 1992.

Bryan K. Guderian, age 44

         Director since April 2002. Mr. Guderian has also served as Vice President of The Williams Companies, Inc.'s Exploration & Production unit since 1997 and has served as a director of Petrolera Perez Companc S.A since April 2003.

Ralph A. Hill, age 43

         Director since April 2002. Mr. Hill has also served as the Company's Chairman of the Board of Directors and Chief Executive Officer since April 2002 and as Senior Vice President and general manager of several subsidiaries in the Petroleum Services and Exploration & Production units of The Williams Companies, Inc. since 1998. He has also held various management positions with the Williams Energy Services business unit of The Williams Companies, Inc. since 1993. Mr. Hill has served as a director of Petrolera Perez Companc S.A. since April 2003.

Piero Ruffinengo, age 59

         Director since April 2002. Mr. Ruffinengo has been engaged in the private practice of law in Salt Lake City, Utah since 1984. From April 2002 to April 2003, Mr. Ruffinengo served as a director of Petrolera Perez Companc S.A., having previously served as a director of that company from 1984 to 2000. He served the Company as a consultant from 1984 through 1999.

John H. Williams, age 84

         Director since 1992. Mr. Williams is engaged in personal investments and has been for more than five years. He was Chairman of the Board and Chief Executive Officer of The Williams Companies, Inc. prior to retiring in 1978. Mr. Williams is a director of Unit Corporation, Willbros Group, Inc., and Petrolera Perez Companc S.A.

IDENTIFICATION AND BUSINESS EXPERIENCE OF THE COMPANY'S EXECUTIVE OFFICERS

         Executive officers of the Company are elected by the Board of Directors and hold office until relieved of such office by action of the Board of Directors. Information about Mr. Hill, the Company's Chairman of the Board and Chief Executive Officer, appears above. A description of the Company's other executive officers is set forth below.

Thomas Bueno, age 52

         Mr. Bueno has served as President and Chief Operating Officer of the Company since April 2002, and General Manager, Controller, and Chief Accounting Officer since 1991. He served as a director of the Company from 1998 to April 2002. Mr. Bueno has been employed by The Williams Companies, Inc. since 1984 and has held various positions with the Company since 1985. He has also served as a director of Petrolera Perez Companc S.A. since 1991.

Landy L. Fullmer, age 50

         Mr. Fullmer has served as the Company's Chief Financial Officer since March 10, 2003. He has served as the director of accounting for the Exploration & Production unit of The Williams Companies, Inc since 1996.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers, and persons who beneficially own more than ten percent of the Company's stock to file certain reports with the SEC and Nasdaq concerning their beneficial ownership of the Company's equity securities. SEC regulations also require that a copy of all such Section 16(a) forms filed must be furnished to the Company by the directors, executive officers, and greater than ten percent stockholders. Based on a review of the copies of such forms and amendments thereto and representations from reporting persons that no Form 5 was required with respect to 2002, we have determined that, due to an administrative oversight, one report on Form 3 required by Section 16(a) for each of Messrs. Bailey, Guderian, Hill, Ruffinengo, and Phillip D. Wright was not filed on a timely basis. At no time did these persons hold securities of the Company other than directors' qualifying shares nor did they engage in any other transactions with the Company's securities. We are not aware of any failures to file a form.

COMMITTEES AND MEETINGS

         The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company. However, the Board is not involved in the day-to-day operations of the Company. The Board is informed of the Company's business through discussions with the Chief Executive Officer and other officers, by reviewing analyses and reports provided to it on a regular basis, and by participation in Board and committee meetings.

         The Company has an Audit Committee composed of nonemployee directors. The Audit Committee held four meetings in 2002. Information regarding the functions performed by the Audit Committee and its membership during the last fiscal year is set forth in the "Report of the Audit Committee" included in this Proxy Statement. The Board of Directors does not have executive, nominating, or compensation committees or any other committees performing similar functions. The Board of Directors held six meetings during 2002. No incumbent director attended fewer than 75 percent of the Board and Audit Committee meetings held during a period of 2002 in which he was a director or Audit Committee member.

Report of the Audit Committee

         The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. All of the members of the Audit Committee are independent under the listing standards of the National Association of Securities Dealers and the Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is filed with this Proxy Statement as Appendix A. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

         The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under auditing standards generally accepted in the United States. The Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company and considered the compatibility of the provisions of nonaudit services by the independent auditors with the auditors' independence. The Audit Committee discussed with the independent auditors matters required to be discussed by the Statement on Auditing Standards No. 61 (Communications with Audit Committees). The Company's independent auditors also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

         The Audit Committee discussed with the Company's internal auditors and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal auditors and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the SEC. The Audit Committee has also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

         Audit Committee Members

         Robert J. LaFortune
         John H. Williams
         Piero Ruffinengo

         August 8, 2003

         The Audit Committee Report in this Proxy Statement shall not be deemed filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 except to the extent that the Company specifically incorporates this information by reference.

                           COMPENSATION OF DIRECTORS

         Directors who are employees of The Williams Companies, Inc. receive no compensation for service on the Board of Directors. Directors who are not employees of Williams receive an annual retainer of $14,000 and an additional fee for attending Board meetings of $1,000 per meeting. Additionally, directors (other than the Chairman of the Audit Committee) who are not employees of Williams and who serve on the Audit Committee receive a fee of $1,000 for attending Audit Committee meetings. The Chairman of the Audit Committee receives a fee of $2,000 for attending Audit Committee meetings. Directors are also reimbursed for reasonable out-of-pocket expenses incurred in attending meetings of the Board or otherwise by reason of their being a director.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

         The Company is dependent on The Williams Companies, Inc. as it relates to its executive officers and its executive officers are employees of Williams. The Company has not paid any salary, bonus, or other compensation to the Company's officers or directors who are employees of Williams. Williams directly charges the Company for the salary and other compensation costs of Mr. Bueno, Mr. Bueno's administrative assistant, and an accountant based on an allocation of time dedicated to the affairs of the Company. To date, amounts charged to the Company for Mr. Bueno's salary and bonus have been less than $100,000 in each fiscal year. The Company also pays Williams a fee for general and administrative expenses, management services (which includes the services of the Company's executive officers and directors who are employees of Williams), overhead, rent, and purchases of materials and supplies. The total amount the Company was charged for such services was approximately $303,000 in 2002 and $560,000 in 2001.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Board of Directors of the Company does not maintain a Compensation Committee. During 2002, no executive officer of the Company served on The Williams Companies, Inc.'s board of directors but in some instances an executive officer of the Company served as a director for one or more subsidiaries of Williams while an executive officer of such subsidiary served as a director of the Company. However, the executive officers of the Company during 2002 were employees of Williams and compensation decisions with respect to those persons were accordingly determined by Williams.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

         Except for directors' qualifying shares that may be issued to directors, the Company does not have any compensation plans under which equity securities of the Company are authorized for issuance.

                   SHAREHOLDER RETURN PERFORMANCE PRESENTATION

         Set forth below is a line graph comparing the Company's cumulative total shareholder return on its Ordinary Shares with the cumulative total return of the NASDAQ Stock Index (U.S. and foreign) and the NASDAQ Oil & Gas Extraction Index (SIC 1300-1399, U.S. and foreign companies) for a five-year period commencing December 31, 1997. The industry index was prepared by the Center for Research in Security Prices. The Company will undertake to provide shareholders a list of the component companies included in the NASDAQ Oil and Gas Extraction Index upon request.


                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS
                             PERFORMANCE GRAPH FOR
                              APCO ARGENTINA INC.

              Produced on 07/31/2003 including data to 12/31/2002

                              (PERFORMANCE GRAPH)

CRSP TOTAL RETURNS INDEX FOR:                  12/1997   12/1998   12/1999   12/2000   12/2001   12/2002
-----------------------------                  -------   -------   -------   -------   -------   -------
Apco Argentina Inc.                              100.0      58.9      94.4      87.3      69.5      58.3
Nasdaq Stock Market (US & Foreign)               100.0     138.5     258.2     156.0     123.1      84.7
NASDAQ Stocks (SIC 1300-1399 US + Foreign)       100.0      45.6      60.3     113.4      89.3      92.2
Oil and gas extraction

NOTES:

    A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.

    B. The indexes are reweighted daily, using the market capitalization on the previous trading day.

    C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.

    D. The index level for all series was set to $100.0 on 12/31/1997.

                                   PROPOSAL 2

                   SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS


         On July 3, 2002, the Company advised Arthur Andersen LLP that it would no longer engage the firm as its independent auditors beginning with the quarter ended June 30, 2002. Instead, the Company selected Ernst & Young LLP to serve as the Company's new independent auditors effective the same quarter. The change was in accordance with a recommendation of the Audit Committee of the Board of Directors.

         Andersen's reports on the consolidated financial statements of the Company for the fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the Company's fiscal years ended December 31, 2000 and 2001 and the subsequent interim reporting period through March 31, 2002, and through the interim period ended June 30, 2002, and July 3, 2002, the date the relationship with Arthur Andersen LLP ended, there were no disagreements between the Company and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen LLP's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with the audit reports on the Company's consolidated financial statements for such years, and there were no reportable events as defined in Item 304 (a) (1) (v) of Regulation S-K.

         A representative of Ernst & Young LLP will be present at the Annual General Meeting and will be available to respond to appropriate questions. Although the audit firm has indicated that no statement will be made, an opportunity for a statement will be provided.

         THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSAL TO APPOINT ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE COMPANY IN 2003.

AUDIT FEES

         The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of the Company's annual financial statements for 2002 and its other financial statements included in the Company's reports filed with the SEC for 2002 were $101,999. The aggregate fees billed to the Company by Arthur Andersen LLP for such services for 2002 were $4,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         Ernst & Young LLP and Arthur Andersen LLP did not bill the Company for financial information systems design and implementation services for 2002.

ALL OTHER FEES

         The aggregate fees for all other services billed by Ernst & Young LLP for 2002 were approximately $1,000. The Audit Committee considered whether the provision of such other services is compatible with maintaining Ernst & Young LLP's independence. The aggregate fees for all other services billed by Arthur Andersen LLP for 2002 were $5,470.

                         SHAREHOLDER PROPOSALS FOR 2004

         Shareholder proposals intended for inclusion in the Company's proxy statement for its 2004 Annual General Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be directed to the Corporate Secretary, Apco Argentina Inc., One Williams Center, Tulsa, Oklahoma, 74172 and must have been received by April 17, 2004. In order for proposals of shareholders made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14(a)-4(c) under the Securities Exchange Act of 1934 such proposals must be received by the Corporate Secretary at the above address by July 1, 2004.

                                  OTHER MATTERS

         The Board of Directors is not aware of any other matter that may come before the Annual General Meeting of Shareholders. Should any such matters arise, however, the persons named in the accompanying proxy intend to vote said proxy in accordance with their judgment on such matters in what they consider the best interests of the Company. The enclosed proxy confers discretionary authority to take action with respect to any additional matters that may come before the meeting.

         It is important that your shares be represented at the meeting regardless of the number of shares you hold. Whether or not you plan to attend, please sign, date, and return the enclosed proxy promptly. For your convenience, a return envelope is enclosed requiring no additional postage if mailed within the United States.


August 12, 2003

                                    By Order of the Board of Directors
                                               Brian K. Shore
                                                 Secretary

                                                                      APPENDIX A

APCO ARGENTINA INC.

AUDIT COMMITTEE CHARTER

I.       ORGANIZATION AND COMPOSITION

         This charter governs the scope of responsibilities, the means of carrying out such responsibilities, and operations of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Apco Argentina Inc. (the "Company").

         1. The Committee shall be appointed by the Board and shall be comprised of at least three members or such greater number as determined by the Board.

         2. Each member of the Committee (a) shall be a member of the Board, (b) shall meet the independence requirements of the National Association of Securities Dealers, Inc. ("NASD"), the Nasdaq Stock Market, Inc. and all other applicable rules, regulations, and statutes, and (c) shall not own or control twenty percent (20%) or more of the Company's voting securities (or such lower measurement as may be established by the Securities and Exchange Commission ("SEC") in rulemaking under Section 301 of the Sarbanes-Oxley Act of 2002 (the "Sarbanes - Oxley Act")).

                  Notwithstanding the foregoing, one director who is not independent as defined in NASD Rule 4200, meets the criteria set forth in Section 301 of the Sarbanes-Oxley Act, does not own or control twenty percent (20%) or more of the Company's voting securities, and is not a current officer or employee or a Family Member (as such term is defined by the NASD's rules) of such employee, may be appointed to the Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interests of the Company and its shareholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. A member of the Committee appointed under the exception described in the preceding sentence may not serve on the Committee longer than two (2) years and may not chair the Committee.

         3. The composition and qualifications of the members of the Committee shall be in accordance with applicable law and applicable listing standards.

         4. A member of the Committee may not, other than in his or her capacity as a member of the Committee, accept any consulting, advisory, or other compensatory fee from the Company, or be an affiliated person of the Company or any subsidiary thereof.


II.      STATEMENT OF POLICY

         The Committee shall provide assistance to the Board in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of accounting and internal controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel or other experts for this purpose.

III.     PROCESSES AND SCOPE OF RESPONSIBILITIES AND AUTHORITY

         A primary responsibility of the Committee is to oversee the Company's financial reporting and internal control and disclosure controls processes and procedures on behalf of the Board. Management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Committee shall also oversee the Company's legal compliance and ethics programs as established by the Board, the Committee, or management. The Committee, in carrying out its responsibilities believes its policies and procedures, should remain flexible in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior. The Committee shall report the results of its activities to the Board.

         The following shall be the principal processes and responsibilities or considered within the scope of authority of the Committee in carrying out its responsibilities to oversee the Company's financial reporting, internal control and disclosure controls processes and procedures, and legal compliance and ethics programs. The processes and responsibilities set forth below are the fundamental processes and responsibilities of the Committee and the Committee may supplement them as appropriate.

         1. The Committee shall be directly responsible for the appointment (subject to shareholder ratification), compensation, and oversight of the work of any registered public accounting firm employed by the Company (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.

         2. The Committee shall approve in advance all audit and legally permitted non-audit services to be provided by any independent public accountants; provided, however, that pre-approval will not be required if:

                  (a) the aggregate amount of fees for all such non-audit services provided to the Company constitutes not more than five percent of the total amount of revenues paid by the Company to its independent auditor during the fiscal year in which the non-audit services are provided;

                  (b) such services were not recognized by the Company at the time of the engagement to be non-audit services; and

                  (c) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee who are members of the Board to whom authority to grant such approvals has been delegated by the Committee.

         3. The Committee shall have the authority to delegate to one or more designated members of the Committee who are independent directors of the Board, the authority to grant pre-approvals of audit and non-audit services as described above in Section III(2).

         4. The Committee shall ensure the rotation of the lead independent audit partner every five years.

         5. The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Committee, as representatives of the Company's shareholders. The Committee shall have the ultimate authority and responsibility to evaluate the independent auditors. The Committee shall ensure its receipt from the independent auditors of a formal written statement delineating all relationships between the independent auditor and the Company consistent with Independent Standards Board Standard 1, shall actively engage in dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and shall take, or recommend that the Board take, appropriate action to oversee the independence of the outside auditor. If a chief executive officer, chief accounting officer, or any person serving in an equivalent position for the Company was employed by a public accounting firm and participated in any capacity in the audit of the Company during the one-year period preceding the date of the initiation of the audit, the Committee shall not engage such firm as the Company's independent auditor.

         6. The Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the Committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and internal controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the Committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

         7. The Committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's quarterly report on Form 10-Q. The Committee shall also discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted accounting standards.

         8. The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted accounting standards.

         9. The Committee shall review and approve the charter of the Disclosure Committee and any changes thereto.

         10. Prior to the filing of reports on Form 10Q and Form 10K and in connection with the certifications of the CEO and CFO required by SEC rules to be included in such reports, the Committee will discuss with the CEO and CFO a) their responsibility for accuracy and completeness of the financial statements and disclosures, b) disclosure controls and procedures and c) significant changes in internal controls or other factors that could significantly affect internal controls.


         11. The Committee shall establish procedures for (a) the receipt, retention, and treatment of complaints received by Company regarding accounting, internal accounting controls, or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

         12. Annually, the Committee will discuss with management and the independent auditor management's internal control report. Management's report will contain a) a statement of management's responsibility to establish and maintain and adequate control structure and procedures for financial reporting and b) management's assessment of the effectiveness of that control structure and reporting procedures. The independent auditor will attest to and report on the management's assessment.

         13. The Committee shall prepare or approve the Audit Committee Report that SEC rules require to be included in the Company's annual proxy statement.

         14. The Committee shall have the authority to engage and compensate independent counsel and other advisors, as it determines necessary to carry out its duties.

         15. The Committee shall review and approve all related-party transactions and shall review potential conflict of interest situations where appropriate.

         16. The Committee shall discuss with management and legal counsel compliance with laws, rules and regulations, including the code of business conduct, compliance mechanisms, and any waivers of the code of business conduct. Only the Committee may grant waivers of the code of business conduct to executive officers.


         Dated:  March 27, 2003

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                                                    - DETACH PROXY CARD HERE -
----------------------------------------------------------------------------------------------------------------------------------


  [ ] SIGN, DATE AND RETURN THE         [X]
      PROXY CARD PROMPTLY
      USING THE ENCLOSED           VOTES MUST BE
      ENVELOPE.                    INDICATED
                                   (X) IN BLACK
                                   OR BLUE INK.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.
  1. Election of Directors                                                  3. In the discretion of one or more of said
                                                                               proxies upon any other business as may
     FOR all nominees [ ]   WITHHOLD AUTHORITY [ ]   *EXCEPTIONS [ ]           properly come before the meeting and at any
     listed below           to vote for all                                    adjournment thereof.
                            nominees listed
                            below                                           The signer hereby revokes all proxies heretofore
                                                                            given by the signer to vote at said meeting or
  Nominees: Randy L. Barnard and Robert J. LaFortune                        any adjournment thereof.

  (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR THE NOMINEES,
  MARK THE "EXCEPTIONS" BOX AND WRITE THE NOMINEE'S NAME IN THE
  SPACE PROVIDED BELOW.)

  *Exceptions____________________________________________________              To change your address, please mark this box.  [ ]

                                     FOR    AGAINST    ABSTAIN

  2. Ratify the selection of            [ ]      [ ]        [ ]
     Ernst & Young LLP                                                         To include any comments, please mark this box. [ ]
     as auditors for 2003.


                                                                               ---------------------------------------------------
                                                                               SCAN LINE

                                                                               Note: Please sign exactly as name appears
                                                                               hereon. Joint owners should each sign. When
                                                                               signing as attorney, executor, administrator,
                                                                               trustee or guardian, please give full title
                                                                               as such.

                                                                        Date Share Owner sign here        Co-Owner sign here
                                                                       |----|---------------------|      |------------------|
                                                                       |    |                     |      |                  |
                                                                       |----|---------------------|      |------------------|
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


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

                                                   APCO ARGENTINA INC.
                         PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR
                               ANNUAL GENERAL MEETING OF SHAREHOLDERS - SEPTEMBER 17, 2003

     The undersigned shareholder of Apco Argentina Inc. hereby appoints THOMAS BUENO, RALPH A. HILL and WILLIAM H.
GAULT jointly and severally with full power of substitution, as proxies to represent and vote all of the Ordinary Shares the undersigned is entitled to vote at the Annual General Meeting of Shareholders of Apco Argentina Inc. to be held on
September 17, 2003, and at any and all adjournments thereof, on all matters coming before said meeting.

                                                                (Change of Address)

                                                                --------------------------------------------------------

                                                                --------------------------------------------------------

                                                                --------------------------------------------------------
                                                                (If you have written in the above space, please mark the
                                                                corresponding box on the reverse side of this card.)

     You are encouraged to specify your choices by marking the appropriate boxes. SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The proxy cannot be voted unless you sign, date and return this card.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS
PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.


                                                        APCO ARGENTINA INC.
                                                        P.O. BOX 11263
                                                        NEW YORK, N.Y. 10203-0263

To change your address, please mark this box. [ ]

                                                                             (CONTINUED AND TO BE DATED ON REVERSE SIDE)
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